UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 29, 2013

Ferro Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-584	34-0217820
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6060 Parkland Boulevard, Mayfield Heights, Ohio		44124
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-875-5600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On Wednesday, April 24, 2013, Ferro Corporation ("the Company") announced a new segment reporting structure. As part of the Company's value creation strategy, the Company has reorganized its businesses to improve operating efficiencies and better align commercial and manufacturing operations with the markets served. Consequently, the Company will now report under a structure that reflects how performance of its businesses is evaluated, strategic decisions are made and resources are allocated. With the new structure, the Company will have five reporting segments:

1. Pigments, Powders and Oxides
2. Performance Colors and Glass
3. Performance Coatings
4. Polymer Additives
5. Specialty Plastics

In conjunction with the changes to reportable segments, the Company also changed the profitability metric used by management to evaluate segment performance to segment gross profit.

For informational purposes, included in Exhibit 99.1 to this Current Report on Form 8-K are historical unaudited business segment reporting information adjusted to reflect the new segment reporting structure.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1: Table of Adjusted Segment Results

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferro Corporation

April 29, 2013	By:	Jeffrey L. Rutherford

Name: Jeffrey L. Rutherford
Title: Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Table of Adjusted Segment Results